COMMONWEALTH OF MASSACHUSETTS

ESSEX, ss. SUPERIOR COURT DEPARTMENT

JAMES JONES, Derivatively on Behalf of Nominal Defendant MERCURY SYSTEMS, INC.,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, MICHAEL A. DANIELS, AND MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant

CIVIL ACTION NO. 2577CV00600

STIPULATION AND AGREEMENT OF SETTLEMENT

PAULINE MCKINNON, Derivatively on Behalf of Nominal Defendant MERCURY SYSTEMS, INC.,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, and MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant.

CIVIL ACTION NO. 2577CV01299-A

This Stipulation and Agreement of Settlement, dated July 09, 2026 (with the exhibits annexed hereto, the "Stipulation"), is made and entered into by and among the following parties through their respective counsel: (i) Plaintiffs James Jones ("Jones") and Pauline McKinnon ("McKinnon") and (ii) stockholder Robert Sawyer ("Sawyer"), who each made a demand on the Board of Directors of Mercury Systems, Inc. (the "Board") pursuant to Mass. Gen. Laws ch. 156D, titled the Massachusetts Business Corporation Act ("MBCA"), § 7.42 (Jones, McKinnon, and Sawyer are collectively referred to as the "Stockholders," and the above-captioned action and Sawyer's demand are collectively referred to as the "Derivative Matters"); (iii) Mark Aslett, Michael D. Ruppert, William L. Ballhaus, David E. Farnsworth, Orlando P. Carvalho, Lisa S. Disbrow, Barry R. Nearhos, Howard L. Lance, Debora A. Plunkett, Gerard J. Demuro, Scott Ostfeld, Roger A. Krone, William K. O'Brien, Vincent Vitto, James K. Bass, and Mary Louise Krakauer (collectively, the "Individual Defendants"); and (iv) Mercury Systems, Inc. ("Mercury" or "the Company"), (together with the Individual Defendants, the "Settling Defendants"). The Stockholders and Settling Defendants are collectively referred to herein as the "Settling Parties."

The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Derivative Matters and the Released Claims (as defined below in Section V(1) ¶ 1.12) upon Court approval and subject to the terms and conditions hereof.

I. FACTUAL AND PROCEDURAL BACKGROUND

On December 13, 2023, a putative securities class action, *North Collier Fire Control And Rescue District Firefighters' Pension Plan v. Mercury Systems, Inc., et al.*, Case No. 1:23-cv-13065-WGY (D. Mass.) (the "Securities Class Action"), was filed alleging that from December 7, 2020 to June 23, 2023, the defendants in that action made or permitted the dissemination of materially false and misleading statements that artificially inflated the price of Mercury common

stock. On April 18, 2024, the lead plaintiffs in the Securities Class Action filed an Amended Consolidated Complaint alleging similar claims from February 3, 2021 to February 6, 2024. On February 20, 2025, the court granted in part the class plaintiffs' Motion for Leave to Amend, addressing the factual allegations in their Proposed Second Amended Complaint. Without making any conclusions as to the ultimate legal viability of the allegations, or whether any of the statements were indeed misleading, the court held that the class plaintiffs had pled sufficient facts to support claims regarding three statements by Mr. Aslett, in February 2023 and May 2023, and one statement by Mr. Ballhaus in August 2023.

On October 11, 2024, Sawyer served a demand on the Board to investigate and potentially initiate litigation concerning potential breaches of fiduciary duties related to purported misconduct by Mercury employees, officers, and directors in relation to the claims asserted in, and the events arising from the Securities Class Action as required by MBCA § 7.42. On February 28, 2025, and July 17, 2025, Jones and McKinnon, respectively, served similar demands on the Board in accordance with Massachusetts law.

In response, pursuant to MBCA § 8.25 and the Bylaws of the Company, the independent directors of the Board unanimously adopted a resolution establishing a Special Investigation Committee ("SIC" or "Committee") and appointing certain independent directors as the members of the SIC, and which delegated authority to the Committee to investigate the allegations made by the Stockholders and recommend to the Board a course of action in response to the Stockholders' demands.

On November 14, 2024, Sawyer entered into an agreement with the Settling Defendants to hold his demand in abeyance. In exchange, Settling Defendants were required to, amongst other things, promptly notify Sawyer of any subsequent demands or derivative actions, provide Sawyer

with documents produced by Mercury pursuant to the same, and to include Sawyer in any mediation related to any such demand, derivative action, or other action asserting violations of the federal securities laws based on the materially same set of allegations asserted in Sawyer's demand.

On June 6, 2025, Jones filed a verified stockholder derivative complaint on behalf of Mercury on behalf of Mercury against the Settling Defendants,[1] asserting claims for breaches of fiduciary duty (the "*Jones* Action").

On September 8, 2025, counsel for Jones sent a settlement demand to counsel for Settling Defendants.

On October 8, 2025, counsel for McKinnon sent a settlement demand to counsel for Settling Defendants.

On November 6, 2025, McKinnon filed a verified stockholder derivative complaint on behalf of Mercury against the Settling Defendants (the "*McKinnon* Action"), alleging breaches of fiduciary duty, among other causes of action.

On November 12, 2025, Sawyer sent a settlement demand to counsel for Settling Defendants. On the same day, , the Settling Parties met in-person, and counsel for the SIC presented the results of the SIC's investigation to the Stockholders. At this meeting, counsel for the Stockholders made a presentation and requested further information.

On December 1, 2025, the lead plaintiffs in the Securities Class Action filed an Unopposed Motion for Preliminary Approval of Class Action Settlement, Class Certification for Settlement Purposes, and Approval of Notice to the Class, which, *inter alia*, sought preliminary approval of a settlement of the Securities Class Action.

[1] On August 28, 2025, Jones filed a Suggestion of Death Upon the Record of the Defendant Michael A. Daniels.

On December 3, 2025, the Stockholders sent the Settling Defendants a joint written settlement demand. Over the next several months, the Settling Parties engaged in extensive arm's-length negotiations regarding a possible resolution of the Derivative Matters.

On December 8, 2025, Jones, McKinnon, and the Settling Defendants filed a joint stipulation and proposed order to consolidate the Jones and McKinnon Actions pursuant to Mass. R. Civ. P. 42(a), which the Court granted on December 22, 2025, designating the *Jones* Action as the lead case. This consolidated action is referred to herein as the "Action."

On December 18, 2025, the court granted preliminary approval of the settlement in the Securities Class Action.

On April 7, 2026, Jones, McKinnon, and the Settling Defendants filed a joint stipulation and proposed order to stay the Action to continue ongoing settlement discussions and on April 14, 2026, the Court granted such stay of the Action until July 13, 2026. Also, on April 7, 2026, the lead plaintiffs in the Securities Class Action moved for final approval of the settlement, which the court in the Securities Class Action granted on May 19, 2026.

Ultimately, following arm's-length negotiations, the Settling Parties reached an agreement-in-principle to settle the Derivative Matters whereby the Company agreed to adopt the corporate governance reforms (the "Reforms") set forth in Exhibit A and referenced herein at Section (V)(3) , subject to Court approval.

Following an agreement-in-principle concerning all the material terms of the Settlement (defined below in Section (V)(1) ¶ 1.14), the Settling Parties negotiated Stockholders' Counsel's (as defined below in Section (V)(1) ¶ 1.19) request for attorneys' fees and expenses and came to an agreement. The Settling Parties agree that the Settlement confers substantial benefits upon Mercury and its stockholders, that Stockholders' Counsel is entitled to a fee award, and that

Mercury will pay Stockholders' Counsel six hundred thousand dollars ($600,000) in attorneys' fees and expenses, which amount shall be subject to approval by the Court (the "Fee and Expense Amount").

II. THE STOCKHOLDERS' CLAIMS AND THE BENEFITS OF SETTLEMENT

Stockholders' Counsel believe that the claims asserted in the Derivative Matters have merit. However, counsel for the Settling Parties recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters against the Settling Defendants through trial(s) and potential appeal(s). Counsel for the Settling Parties have also considered the uncertain outcome and the risk inherent in any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Counsel for the Settling Parties are also mindful of the burden of proof necessary to establish the claims asserted in the Derivative Matters, as well as the possible defenses thereto. Based on their evaluation, Counsel for the Settling Parties have determined that the settlement set forth in this Stipulation is in the best interests of Mercury and its stockholders.

III. THE COMPANY'S SPECIAL INVESTIGATION AND THE SETTLING DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

From late May 2025 through October 2025, the SIC conducted its investigation with the assistance of independent counsel devoting substantial time and effort to evaluating Stockholders' allegations and demands through review of public filings, Company documents, and interviews, and held Committee meetings with independent counsel in attendance to discuss and analyze the investigation and findings.

Through the course of the investigation, the SIC determined that Company had, and maintains today, a robust process for drafting, reviewing, and disseminating earnings releases, earnings call statements, and public disclosures; that the alleged misstatements at issue in the

Stockholders' demands were made in good faith and in reliance on the information available at the time; and that the alleged misstatements were truthful and made in the best interest of the Company. The Committee, using its business judgment, determined that there were no breaches of fiduciary duty by the Company's officers or directors with respect to the alleged misstatements at issue in the Stockholders' demands, and it would not be in the best interest of Mercury or its shareholders to pursue the claims against current and former Mercury officers and directors pursuant to those demands. The independent directors of Mercury's Board reviewed and considered the SIC's findings, conclusions, and recommendations and following deliberation and discussion, using their business judgment, approved, adopted, ratified, and confirmed in all respects the SIC's conclusion that there were no breaches of fiduciary duty by Mercury's officers or directors with respect to the allegations made in the Demand Matters and that it would not be in the best interest of Mercury or its shareholders to pursue the claims pursuant to the Stockholders' demand letters and complaints.

For reasons that were confirmed by the SIC's investigation, the Settling Defendants have denied and continue to deny each of the claims and contentions alleged by the Stockholders in the Derivative Matters. The Settling Defendants have expressly denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Matters. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Mercury or its stockholders, or that the Stockholders, Mercury, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters. The Settling Defendants have further asserted and continue to assert that at all relevant times, they

acted in good faith and in a manner they reasonably believed to be in the best interests of Mercury and its stockholders.

Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Matters, and that the proposed settlement would, among other things: (a) confer substantial benefits on the Company and its stockholders; (b) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (c) finally put to rest those claims and the underlying the Derivative Matters; and (d) avoid disruption of their duties due to the pendency of and defense against the Derivative Matters. The Settling Defendants, therefore, have determined that it is desirable and beneficial that the Derivative Matters and all of the Settling Parties' disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

IV. THE SETTLEMENT CONFERS BENEFITS AND IS IN THE BEST INTEREST OF MERCURY

Mercury acknowledges that the Reforms referenced in Section (V)(3) herein and Exhibit A attached hereto confer substantial benefits on Mercury and its current shareholders, and adoption of the Reforms is in the best interest of Mercury and its shareholders. Stockholders believe that the Reforms referenced in Section (V)(3) herein and Exhibit A attached hereto are carefully targeted to address the allegations in the Derivative Matters and confer substantial value on Mercury.

V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Stockholders (for themselves and derivatively on behalf of Mercury), by and through their attorneys of record, and the Settling Defendants and Mercury, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Released Claims shall be fully, finally and forever compromised, settled, discharged, relinquished and released, and the Derivative Matters shall be dismissed with prejudice as to the Settling Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:

1. Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 "Approval Date" means the date on which the Court enters the Judgment.

1.2 "Approval Order" means the Order Approving Final Settlement of Action, which includes dismissal of the claims with prejudice, substantially in the form attached as Exhibit D hereto.

1.3 "Court" means the Superior Court of the Commonwealth of Massachusetts.

1.4 "Derivative Matters" means the *Jones* Action, the *McKinnon* Action, and Sawyer's demand.

1.5 "Action" means the above-captioned consolidated shareholder derivative action brought derivatively on behalf of Mercury Systems, Inc.

1.6 "Mercury" or the "Company" means Mercury Systems, Inc., including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.

1.7 "Effective Date" means the first date by which all of the events and conditions specified in ¶ 7.1 of this Stipulation have been met and have occurred.

1.8 "Final," with respect to the Judgment, means the time when the Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and the conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal's decision affirming the Judgment or dismissing the appeal. However, any appeal or proceeding seeking subsequent review pertaining solely to an order issued with respect to attorneys' fees, costs, or expenses shall not in any way delay or preclude the Judgment from becoming Final.

1.9 "Judgment" means a judgment, substantially in the form and substance attached as Exhibit E hereto, rendered by the Court in the Action upon its final approval of the Settlement.

1.10 "Person" or "Persons" means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.

1.11 "Related Parties" means: (i) as to Mercury, each and every one of Mercury's past or present directors, officers, managers, employees, partners, agents, representatives, attorneys (including Settling Defendants' counsel), accountants, advisors, administrators, auditors, banks, insurers, co-insurers, re-insurers, investment bankers, fiduciaries, consultants, experts, successors, subsidiaries, predecessors, affiliates, divisions, joint ventures, assigns, assignees, general or limited partners or partnerships, limited liability companies, any entity in which Mercury has a controlling interest, and all officers, directors and employees of Mercury's current and former subsidiaries; and (ii) as to the Settling Defendants, for each of them (1) each spouse, immediate family member, heir, executor, estate, beneficiary, administrator, agent, attorney (including Defendants' counsel), accountant, auditor, bank, insurer, co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, and (3) any entity in which an Individual Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, managing partner, advisor, general partner, limited partner, or member and any investment vehicle or entity which is advised or managed by any of them.

1.12 "Released Claims" means all claims, demands, rights, liabilities and claims for every nature and description whatsoever, known or Unknown (as set forth in ¶ 1.20), accrued or un-accrued, liquidated or un-liquidated, matured or un-matured, whether or not concealed or hidden, asserted or un-asserted (including, without limitation, claims for negligence, negligent supervision, gross negligence, reckless or intentional conduct, indemnification, breaches of duty, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent or fraudulent misrepresentation, insider trading, mismanagement, corporate waste, breach of

contract, or any other claims for damages, interest, attorneys' fees, expert fees, or other costs, expenses, or liabilities, whether based on federal, state, local, foreign, statutory, regulatory, or common law, or in equity, or any other law, rule, or regulations), with respect to any and all conduct matters, transactions, or occurrences that were alleged in the Derivative Matters, or arise from or related to any of the conduct, matters, transactions, or occurrences that were alleged in the Derivative Matters, or could have been asserted in any forum with respect to any of the matters, transactions, or occurrences that were alleged in the Derivative Matters. The Released Claims shall not include any claims by the Individual Defendants for indemnification, advancement, contribution, reimbursement, exculpation, or insurance coverage.

1.13 "Released Persons" means the Settling Defendants, Mercury, and their respective Related Parties.

1.14 "Settlement" means the terms and conditions contained in this Stipulation.

1.15 "Settling Defendants" means Defendants Mark Aslett, Michael D. Ruppert, William L. Ballhaus, David E. Farnsworth, Orlando P. Carvalho, Lisa S. Disbrow, Barry R. Nearhos, Howard L. Lance, Debora A. Plunkett, Gerard J. Demuro, Scott Ostfeld, Roger A. Krone, William K. O'Brien, Vincent Vitto, James K. Bass, Mary Louise Krakauer, and nominal Defendant Mercury Systems, Inc.

1.16 "Settling Defendants' Counsel" means any counsel that has appeared as counsel of record for, or rendered legal services to, any of the Settling Defendants in connection with any of the Derivative Matters.

1.17 "Settling Parties" means the Stockholders and the Settling Defendants.

1.18 "Stockholders" means Jones, McKinnon, and Sawyer.

1.19 "Stockholders' Counsel" means Kirby McInerney LLP, Glancy Prongay Wolke & Rotter LLP, Rigrodsky Law, P.A., and Lifshitz Law PLLC.

1.20 "Unknown Claims" means any and all Released Claims that any Stockholder, Settling Defendant, or any current Mercury stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Stockholders, Mercury, and its stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code § 1542, which provides:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.**

Further, with respect to any and all claims released pursuant to ¶ 5 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Persons shall expressly waive, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Stockholders, Settling Defendants, and each current Mercury stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden,

which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different facts or additional facts. The Settling Parties acknowledge, and current Mercury stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2. Consideration

2.1 Within forty-five (45) days of issuance of an order approving the final Settlement by the Court, Mercury's Board shall adopt the Reforms referenced in ¶ 3 below and set forth in Exhibit A attached hereto, which shall remain in effect, to the extent consistent with applicable laws and regulations, for no less than four (4) years from final approval of the Settlement.

2.2 Mercury acknowledges that the Derivative Matters caused the adoption and implementation of the Reforms referenced in ¶ 3 below and set forth in Exhibit A attached hereto.

2.3 Mercury acknowledges that the Reforms referenced in ¶ 3 below and set forth in Exhibit A attached hereto confer substantial benefits upon Mercury and its stockholders.

2.4 Mercury acknowledges that adoption of the Reforms referenced in ¶ 3 below and set forth in Exhibit A attached hereto is in the best interest of Mercury and its stockholders.

3. The Corporate Governance Policies

3.1 Mercury acknowledges and agrees to the adoption of the Reforms that enhance certain Mercury corporate governance policies as summarized below and set forth in greater detail in Exhibit A attached hereto.

3.2 <u>Amendments of Board Policy To Require Independent Directors To Meet In</u>

Executive Session: Mercury will revise its Board of Directors policy to require that the independent directors meet in executive session at each regularly scheduled quarterly meeting of the Board.

3.3 Implementation Of Board Continuing Education Training On Corporate Governance Issues And Best Practices: Mercury will provide continuing education training to its Board of Directors on corporate governance issues and best practices annually.

3.4 Amendment of Internal Audit Function: Mercury shall maintain an internal audit function that covers all critical financial reporting and related operational areas. The frequency and depth of audits shall be determined by the level of risk associated with different areas of the business. To the extent that an internal audit reveals material issues or material recurring problems, the Company or its consultants shall conduct an analysis to identify underlying factors contributing to the issues.

3.5 Statement of Compliance Committee Function: Mercury shall maintain a committee of employees who are responsible for overseeing Mercury's compliance program that is designed to prevent and detect violations of law and regulation (the "Compliance Committee").

3.6 Amendment to Disclosure Controls Committee's Function: Mercury shall maintain a committee of employees who are responsible for overseeing Mercury's disclosure controls (the "Disclosure Controls Committee").

3.7 Annual Training For Finance Employees: Mercury will provide annual continuing education training to its finance and accounting teams on financial reporting, compliance with laws and policies, and/or other topics related to financial or accounting matters.

3.8 Human Capital And Compensation Committee: The Human Capital and Compensation Committee shall amend its charter to state that the Committee may consider the integration of new acquisitions as a factor in assessing executive performance, including for

purposes of setting executive pay levels and/or determining performance achievements under incentive awards. The Human Capital and Compensation Committee shall also cause the Company's annual proxy statement to include disclosure as to whether any event occurred during Company's most recently completed fiscal year that, pursuant to the Company's Compensation Recoupment Policy, permits the Company to recover compensation from the persons covered thereunder and, if so, whether and why the policy was or was not invoked to effect or pursue such recovery.

3.9 Enhancements to the Mergers & Acquisitions and Finance Committee Charter: The Company shall amend its Mergers & Acquisitions and Finance Committee Charter and promptly post the amended Mergers & Acquisitions and Finance Committee Charter on its website. The Mergers & Acquisitions and Finance Committee shall meet at least two (2) times annually or more frequently as necessary, including at least one (1) time in executive session. The Committee's responsibilities shall include, in addition to its current responsibilities, reviewing the Company's acquisition pipeline, considering risks associated with the Company's merger and acquisition activities, and providing periodic reviews to the Board about its actions.

3.10 Engagement of Corporate Governance Consultant: The Audit Committee shall make a one-time engagement of a corporate governance consultant or outside legal counsel to review the Company's Code of Business Conduct and Ethics and the Chair of the Audit Committee will provide a summary of this feedback to the Board at the next scheduled Board Meeting.

3.11 Amendment To The Company's Whistleblower Policy: Mercury will amend its Code of Business Conduct and Ethics to improve its policy on whistleblower complaints to encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to Mercury so that action may be taken to resolve

the problem.

4. Settlement Procedures

4.1 After execution of this Stipulation, Stockholders shall submit the Stipulation together with its Exhibits to the Court on behalf of the Settling Parties and shall move for entry of an order substantially in the form of Exhibit B hereto (the "Preliminary Approval Order"), requesting, among other things, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the form attached hereto as Exhibits C-1 ("Long-Form Notice") and C-2 ("Summary Notice"; the Long-Form Notice and Summary Notice collectively, the "Settlement Notice"), which shall include the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing as described below.

4.2 Within ten (10) business days following the Court's entry of the Preliminary Approval Order, Mercury shall cause the Stipulation and Long-Form Notice to be filed with the SEC via a Current Report on Form 8-K or other appropriate filing. Mercury shall also promptly publish the Summary Notice one time (*i.e.,* for one day) in *Investor's Business Daily*. The SEC filing will be accessible via a link on the "Investor Relations" page of the Company's website, the address of which shall be contained in the Settlement Notice. At least fourteen (14) calendar days before the Settlement Hearing (defined below), Mercury shall file with the Court an appropriate affidavit with respect to the preparation and publication of the Settlement Notice. Mercury shall pay for reasonable costs, if any, of providing reasonable notice of the Settlement, in the form approved by the Court, and in no event shall the Settling Parties, any other Mercury stockholder, or their attorneys be responsible for any such costs.

Stockholders will also request that the Court hold a hearing in the Action (the "Settlement Hearing") to consider and determine whether the Approval Order and the Judgment,

substantially in the forms of Exhibits D and E hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable and adequate; (b) approving the Fee and Expense Amount (defined below at ¶ 6.1); and (c) dismissing with prejudice the Action against the Settling Defendants.

5. Releases

5.1 Upon the Effective Date, as defined in ¶ 7.1, the Settling Parties, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims against the Released Persons. For the avoidance of doubt, this shall not release any insurance claims the Settling Defendants, Mercury, and/or the Stockholders have against any of their own respective insurers in connection with the Released Claims.

5.2 Upon the Effective Date, as defined in ¶ 7.1, Stockholders (acting on their own behalf and derivatively on behalf of Mercury and its stockholders), and Mercury, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons. For the avoidance of doubt, this provision shall not apply to any insurance claims the Settling Defendants, Mercury, and/or the Stockholders have against any of their own respective insurers in connection with the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action or the Action.

5.3 Upon the Effective Date, as defined in ¶ 7.1, each of the Settling Defendants, for

good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of the Stockholders and Stockholders' Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Matters or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action, or the Action.

6. Stockholders' Counsel's Attorneys' Fees and Expenses

6.1 Mercury has agreed to pay or cause the payment of an award of attorneys' fees and expenses to Stockholders' Counsel in the amount of $600,000, subject to approval by the Court, in consideration of the substantial benefits conferred in connection with the Settlement. Mercury will pay the Fee and Expense Amount to Stockholders' Counsel within thirty (30) business days of the later of: (a) the Court's order awarding such payment; or (b) counsel for Settling Defendants' receipt from Stockholders' Counsel of the information necessary to effectuate a transfer of funds, including wiring instructions that include the bank name and ABA routing number, account name and number, check payee, mailing address, and a signed Form W-9 reflecting a valid taxpayer identification number for the firm(s) which is to receive the funds.

6.2 Any order or proceeding relating to the application for or disbursement of attorneys' fees or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel this Stipulation, or affect or delay the finality of the Approval Order and this Stipulation.

6.3 Stockholders' Counsel shall allocate the Fee and Expense Amount among themselves. Any dispute regarding any allocation of fees or expenses among Stockholders'

Counsel shall have no effect on the Settlement.

7. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

7.1 The Effective Date shall be conditioned on the occurrence of all of the following events:

(a) the Court has entered the Approval Order and Judgment, substantially in the forms of Exhibits D and E attached hereto; and

(b) the Judgment has become Final.

7.2 If any of the conditions specified in ¶ 7.1 are not met, then the Stipulation shall be canceled and terminated subject to the provisions of ¶ 7.4, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified Stipulation and submit it for Court approval.

7.3 The Settling Parties shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so ("Termination Notice") to the other parties to this Stipulation within thirty (30) days of: (a) the Court's final refusal to enter the Approval Order in any material respect; (b) the Court's final refusal to enter the Judgment in any material respect as to the Settlement; or (c) the date upon which the Judgment is modified or reversed in any material respect by the Massachusetts Appeals Court or the Massachusetts Supreme Judicial Court. The provisions of ¶ 7.4 below shall apply to any termination under this paragraph. However, any decision or proceeding, whether in this Court or any appellate court, with respect to an application for attorneys' fees or payment of litigation expenses shall not affect the finality of any Judgment and shall not be grounds for termination of the Settlement.

7.4 If for any reason this Stipulation is terminated, or cancelled, or otherwise fails to become effective for any reason:

(a) The Settling Parties, Released Persons, and Related Parties shall be restored to their respective positions that existed immediately prior to the date of execution of this Stipulation;

(b) All negotiations, proceedings, documents prepared and statements made in connection with this Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Matters or in any other action or proceeding; and

(c) The terms and provisions of the Stipulation, with the exception of the provisions of ¶ 6.2, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Matters or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, *nunc pro tunc*.

7.5 No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of attorneys' fees, costs, and expenses awarded by the Court to Stockholders' Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.

7.6 If the Settlement embodied in this Stipulation is approved by the Court, and the Settlement has not been terminated for any reason, the Settling Parties shall request that the Court enter the Judgment, substantially in the form attached hereto as Exhibit E.

8. Miscellaneous Provisions

8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and (b) agree to cooperate to the extent reasonably necessary to

effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between the Settling Parties, Mercury, and Mercury's stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to, the Released Claims. For the avoidance of doubt, this provision shall not apply to any disputes concerning insurance claims the Settling Defendants, Mercury, and/or the Stockholders have against any of their insurers in connection with the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The proposed Approval Order provided to the Court shall contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Rule 11 of the Massachusetts Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. No party or Related Party shall assert any claims for violation of Rule 11 of the Massachusetts Rules of Civil Procedure or any similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. The Settling Parties agree that the Released Claims are being settled voluntarily after arms-length negotiations and legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients' claims or defenses.

8.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Mercury and the Settling Defendants may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims. For the avoidance of doubt, this provision

shall not apply to any proceedings concerning insurance claims the Settling Defendants, Mercury and/or the Stockholders have against any of their insurers in connection with the Released Claims.

8.4 Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Mercury or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Mercury in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement or to seek insurance coverage for the Settlement, the Securities Class Action, or the Action, and except that the Released Persons may file or use the Stipulation, the Approval Order, and/or the Judgment, in any action that may be brought against them in order to support a defense or counterclaim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

8.5 All designations and agreements made and orders entered during the course of the Derivative Matters relating to the confidentiality of documents or information shall survive this Settlement.

8.6 All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.7 This Stipulation may be amended or modified only by a written instrument signed

by or on behalf of all Settling Parties or their respective successors-in-interest.

8.8 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Matters and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.

8.9 Except as otherwise provided herein, all parties, including all Settling Defendants and their counsel, Mercury and its counsel, and Stockholders and Stockholders' Counsel, shall bear their own fees, costs, and expenses.

8.10 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.

8.11 Stockholders represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.

8.12 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

8.13 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of all provisions of the Stipulation to be performed by such other party.

8.14 The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or PDF counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

8.15 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.

8.16 Without affecting the finality of the Judgment, entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to the award of attorneys' fees and expenses and the implementation and enforcement of the terms of the Stipulation, the Approval Order, and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the Approval Order, and the Judgment, and for matters arising out of, concerning, or relating thereto, as well as the award of attorneys' fees and expenses.

8.17 This Stipulation shall survive any Change of Control of the Company, regardless of the effect a change in control will otherwise have on the litigation, including on the Reforms

provided for herein, to the extent they remain applicable following a Change of Control. For purposes of this Paragraph, "Change of Control" means the sale of all or substantially all the assets of the Company; any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or person; or any change in the ownership of more than fifty percent (50%) of the voting capital stock of the Company in one or more related transactions.

8.18 This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Massachusetts, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Massachusetts without giving effect to Massachusetts' choice-of-law principles.

8.19 The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

8.20 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.

8.21 Without further order of the Court, the parties may agree to reasonable extensions of time to carry out any of the provisions in this Stipulation.

9. Stay Pending Court Approval

9.1 Pending Court approval of the Stipulation, the Settling Parties agree to stay any and all proceedings in the Action other than those incident to the Settlement.

9.2 Except as necessary to pursue the Settlement and determine a fee award pursuant to the Fee and Expense Amount, pending final determination of whether the Stipulation should be approved, all Settling Parties agree not to institute, commence, prosecute, continue, or in any way

participate in, whether directly or indirectly, representatively, individually, derivatively on behalf of Mercury, or in any other capacity, any action or other proceeding asserting any Released Claims.

9.3 Notwithstanding Paragraphs 9.1 and 3.2, nothing herein shall in any way impair or restrict the rights of any of the Settling Parties to defend this Stipulation or to otherwise respond in the event any person or entity objects to the Stipulation, the proposed Judgment to be entered, and/or the Fee and Expense Amount.

IN WITNESS THEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated July 09, 2026.

Type text h

Patrick J. Egan

BERMAN TABACCO
Patrick T. Egan (BBO #637477)
One Liberty Square
Boston, MA 02109
Telephone: (617) 542-8300
pegan@bermantabacco.com

GLANCY PRONGAY WOLKE & ROTTER LLP
Benjamin I. Sachs-Michaels
745 Fifth Avenue, Fifth Floor
New York, NY 10151
Telephone: (212) 935-7400
bsachsmichaels@glancylaw.com

KIRBY McINERNEY LLP
Thomas W. Elrod
Lauren Molinaro
250 Park Avenue, Suite 820
New York, NY 10177
Telephone: (212) 371-6600
telrod@kmllp.com
lmolinaro@kmllp.com

RIGRODSKY LAW, P.A.
Seth D. Rigrodsky

Vincent A. Licata
Leah Wihtelin
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7691
sdr@rl-legal.com
vl@rl-legal.com
lw@rl-legal.com

RM LAW, P.C.
Richard A. Maniskas
1055 Westlakes Dr., Suite 300
Berwyn, PA 19312
rmaniskas@rmclasslaw.com

Counsel for Plaintiffs in the Action

LIFSHITZ LAW PLLC
Joshua M. Lifshitz
1190 Broadway
Hewlett, NY 11557
Telephone: (516) 493-9780
jlifshitz@lifshitzlaw.com

Counsel for Stockholder Robert Sawyer

Ian Roffman

NUTTER, MCCLENNEN & FISH, LLP
Ian D. Roffman (BBO #637564)
Bryan M. Connor (BBO# 688219)
155 Seaport Blvd.
Boston, MA 02210
Telephone: (617) 439-2000
iroffman@nutter.com bconnor@nutter.com

Counsel for Defendant Mark Aslett

ROPES & GRAY LLP
C. Thomas Brown (BBO #667558)
William T. Davison (BBO #682390)
800 Boylston St.
Boston, MA 02199
Telephone: (617) 951-7000
thomas.brown@ropesgray.com
william.davison@ropesgray.com

Counsel for Defendants Michael D. Ruppert, Roger A. Krone, William K. O'Brien, Vincent Vitto, James K. Bass, and Mary Louise Krakauer

Counsel for Defendants William L. Ballhaus, David E. Farnsworth, Orlando P. Carvalho, Barry R. Nearhos, Howard L. Lance, Debora A. Plunkett, Scott Ostfeld
[FOR PURPOSES OF THIS STIPULATION ONLY]

ARNOLD & PORTER LLP
Giselle J. Joffre (BBO #658047)
500 Boylston St.
Boston, MA 02116
Telephone: (617) 351-8059
giselle.joffre@arnoldporter.com

Scott Schreiber
Adrien Anderson
601 Massachusetts Ave. NW
Washington, DC 20501

Counsel for Defendants Lisa S. Disbrow & Gerard J. Demuro

EXHIBIT A

CORPORATE GOVERNANCE REFORMS

Within forty-five (45) calendar days of issuance of a final order approving the settlement of the Derivative Matters, the Board shall adopt resolutions and amend Board committee charters and/or the Company's bylaws to ensure the adoption, implementation and maintenance of the Reforms reflected below, which shall remain in effect for not less than four (4) years from the date of adoption (the "Relevant Period"), subject to the limited exceptions described herein. Mercury Systems, Inc. ("Mercury" or the "Company") may amend or eliminate any one or more of the reforms if the Board determines in a good faith exercise of its business judgment that any such reform no longer complies with the law or the Board's fiduciary duties. If any of the corporate governance provisions identified below are eliminated or modified within the Relevant Period, Mercury shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable, good faith business judgement of each other Board's non-defendant, independent directors, it is not possible to do so in a manner consistent with the law. Mercury shall certify at the time of execution of the settlement agreement for the Derivative Matters that it is not aware of any law that would trigger application of the foregoing provision within the Relevant Period. If any of the Reforms are amended or eliminated, the Company shall publicly disclose in a Form 8-K or the Company's next Form 10-Q the change(s) and the reasons for such change(s).

1. Amendment Of Board Policy To Require Independent Directors To Meet In Executive Session

Mercury will revise its Board of Directors policy to require that the independent directors meet in executive session at each regularly scheduled quarterly meeting of the Board.

2. Implementation Of Board Continuing Education Training On Corporate Governance Issues And Best Practices

Mercury will provide continuing education training to its Board of Directors on corporate governance issues and best practices annually. The training may include some of the following topics:

- Compliance with Generally Accepted Accounting Principles ("GAAP");
- Compliance with non-GAAP accounting rules;
- The Sarbanes Oxley Act;
- Corporate governance;
- Assessment of risk;
- Compliance auditing;
- Reporting requirements for publicly-traded corporations; and
- Mercury's corporate governance policies and procedures, such as the Code of Business

Conduct and Ethics, the insider trading policy (Securities Trades by Company Personnel), and the whistleblower policy.

Mercury shall provide the training in person where practicable. In the circumstances where in-person training is not practicable, training should be interactive and internet-based.

3. Amendment of Internal Audit Function

Mercury shall maintain an internal audit function that covers all critical financial reporting and related operational areas. The frequency and depth of audits shall be determined by the level of risk associated with different areas of the business. To the extent that an internal audit reveals material issues or material recurring problems, the Company or its consultants shall conduct an analysis to identify underlying factors contributing to the issues.

The internal audit team shall provide a written report and briefings to the Audit Committee of the Board of Directors (the "Audit Committee") at such times as it deems appropriate, but no less than annually. The report and briefings may include a presentation of significant audit findings, identification of material risks, and recommendations for improvement.

The internal audit team shall provide an annual plan outlining planned audit activities for each fiscal year and provide periodic status updates on the execution of these activities with a written report describing the internal audit team's findings and recommendations, if any, to the Audit Committee on a regular basis. When management or the internal audit team findings reveal significant issues or significant recurring problems, the Company shall conduct a thorough root cause analysis, which shall be reported to the Audit Committee.

4. Statement Of Compliance Committee Function

Mercury shall maintain a committee of employees who are responsible for overseeing Mercury's compliance program that is designed to prevent and detect violations of law and regulation (the "Compliance Committee"). The Compliance Committee is an oversight governance mechanism and does not supplant or relieve the responsibilities of individual functional groups or any employees. The Committee shall be responsible for oversight of the following tasks:

- Identifying and evaluating laws and regulations that are applicable to Mercury and any material risks to Mercury's compliance with such laws and regulations;
- Ensuring the creation and implementation of policies, procedures, and training designed to address such risks;
- Assessing the adequacy and effectiveness of such compliance measures;
- Investigating any such risk areas or allegations that Mercury may be non-compliant with laws, or such policies or procedures; and
- Periodically reporting its activities to the Board of Directors or its delegated committee, and receiving any guidance from the Board of Directors or its delegated committee.

Mercury shall publish the charter of the Compliance Committee on its investor relations website, including but not limited to, the tasks set forth above.

5. Amendment To Disclosure Controls Committee's Function

Mercury shall maintain a committee of employees who are responsible for overseeing Mercury's disclosure controls (the "Disclosure Controls Committee"). The Disclosure Controls Committee shall be responsible for:

- Establishing and maintaining a policy designed to ensure that information required to be disclosed by Mercury in its filings with the SEC and other information that Mercury discloses to the investment community is recorded, processed, summarized, and reported accurately and timely ("Disclosure Controls"). Such controls will include policies and procedures to assess the effectiveness of Mercury's Disclosure Controls;

- Monitoring the integrity and effectiveness of Mercury's Disclosure Controls;

- Reviewing and supervising the preparation of Mercury's (i) periodic and current reports, proxy statements, information statements, registration statements and any other information filed with the SEC, (ii) press releases containing financial information, earnings guidance, information about material acquisitions or dispositions or other information material to Mercury's securities holders, and (iii) correspondence containing financial information broadly disseminated to shareholders and review disclosure policies for financial information displayed on Mercury's corporate/investor relations website;

- Report at least quarterly to the Audit Committee, or more frequently as necessary, concerning the Company's Form 10-Ks and 10-Qs;

- Evaluating the effectiveness of Mercury's Disclosure Controls prior to the filing of Mercury's Annual Report on Form 10-K and each Quarterly Report on Form 10-Q; and

- The Disclosure Committee members may retain outside consultants or advisors, and other personnel of the Company as appropriate. The Disclosure Committee may request access to the Company's independent auditors.

Mercury shall publish the charter of the Disclosure Controls Committee on its investor relations website.

6. Annual Training For Finance Employees

Mercury will provide annual continuing education training to its finance and accounting teams on financial reporting, compliance with laws and policies, and/or other topics related to financial or accounting matters. The training may include some of the following topics:

- Compliance with GAAP;

- Compliance with non-GAAP accounting principles;
- The Sarbanes Oxley Act;
- Reporting of financial and accounting matters in compliance with applicable laws and policies; and
- Mercury's policies and procedures for recording and reporting financial matters.

Any training that Mercury provides to a particular employee will be based on the employee's role and responsibilities.

7. Human Capital And Compensation Committee

The Human Capital and Compensation Committee shall amend its charter to state that the Committee may consider the integration of new acquisitions as a factor in assessing executive performance, including for purposes of setting executive pay levels and/or determining performance achievements under incentive awards.

The Human Capital and Compensation Committee shall cause the Company's annual proxy statement to include disclosure as to whether any event occurred during Company's most recently completed fiscal year that, pursuant to the Company's Compensation Recoupment Policy, permits the Company to recover compensation from the persons covered thereunder and, if so, whether and why the policy was or was not invoked to effect or pursue such recovery.

8. Enhancements to the Mergers & Acquisitions and Finance Committee Charter

The Company shall amend its Mergers & Acquisitions and Finance Committee Charter and promptly post the amended Mergers & Acquisitions and Finance Committee Charter on its website. The Mergers & Acquisitions and Finance Committee Charter shall, to the extent not already included, be amended to include the following:

- For the "Committee Authorities And Responsibilities section," the Charter shall be revised to include the following:

  i. The Mergers & Acquisitions and Finance Committee shall meet at least two (2) times annually or more frequently as necessary, including at least one (1) time in executive session.

  ii. The Mergers & Acquisitions and Finance Committee shall, in addition to its current responsibilities, be responsible for, *inter alia*;

     A. Review the Company's acquisition pipeline and the strategy and timing for executing transactions, including without limitation the integration strategies and plans for such acquisitions;

     B. Consider risks associated with the Company's merger and acquisition activities and the strategy and business models of transaction candidates, including

without limitation the integration strategies and plans for such acquisitions;

C. Provide periodic reports to the Board regarding its actions and make recommendations to the Board as appropriate; and

D. Perform such other duties and responsibilities, consistent with this Charter, the Company's bylaws, governing law, the rules and regulations of Nasdaq, the federal securities laws and such other requirements applicable to the Company, as may be delegated to the Committee by the Board from time to time.

To ensure that the Mergers & Acquisitions and Finance Committee is sufficiently informed to effectively fulfill these responsibilities, the Mergers & Acquisitions and Finance Committee, through its Chair, shall receive and review at least annually reports from the Company's legal department concerning the legal and compliance aspects of potential strategic acquisitions and the impact of such aspects on the Company's business.

9. Engagement Of Corporate Governance Consultant

The Audit Committee shall make a one-time engagement of a corporate governance consultant or outside legal counsel to review the Company's Code of Business Conduct and Ethics to ensure completeness, accuracy, and enforcement. The chair of the Audit Committee will provide a summary of this feedback to the Board at the next scheduled Board Meeting following such review by the Audit Committee along with any recommended changes to the Company's Code of Business Conduct and Ethics.

10. Amendment To The Company's Whistleblower Policy

Mercury will amend its Code of Business Conduct and Ethics to improve its policy on whistleblower complaints to encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to Mercury so that action may be taken to resolve the problem.

Mercury will notify employees and other stakeholders that they may direct whistleblower complaints to Mercury's Legal department, Mercury's Chief Legal Officer, Mercury's anonymous whistleblower hotline, or an employee's manager or human resources business partner.

Mercury will maintain logs of whistleblower complaints. Mercury will provide its external auditor with logs of whistleblower complaints and an opportunity to ask questions about investigation results at least annually.

Mercury will provide the Audit Committee quarterly with a summary of the types of complaints received by the whistleblower hotline and any other material whistleblower complaints, as well as any material information resulting from any internal investigation into such complaints. Mercury will provide the chair of its Audit Committee with access to the anonymous whistleblower hotline.

EXHIBIT B

Date Filed 7/14/2026 12:12 PM
Superior Court - Essex
Docket Number 2577CV00600

COMMONWEALTH OF MASSACHUSETTS

ESSEX, ss. SUPERIOR COURT DEPARTMENT

JAMES JONES,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, MICHAEL A. DANIELS, AND MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant

CIVIL ACTION NO. 2577CV00600

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE

PAULINE MCKINNON,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, and MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant.

CIVIL ACTION NO. 2577CV01299-A

WHEREAS, the above-captioned consolidated stockholder derivative action brought by plaintiffs James Jones ("Jones") and Pauline McKinnon ("McKinnon") (together, "Plaintiffs") on behalf of Mercury Systems, Inc. ("Mercury" or the "Company") (the "Action"), is pending before this Court;

WHEREAS, stockholder Robert Sawyer ("Sawyer") made a demand on the Board of Directors of Mercury (the "Board") pursuant to Mass. Gen. Laws ch. 156D § 7.42 (together with the Action, the "Derivative Matters");

WHEREAS, Jones, McKinnon, and Sawyer (collectively "Stockholders") have made application, pursuant to Rule 23.1 of the Massachusetts Rules of Civil Procedure, for an order (i) preliminarily approving the proposed settlement (the "Settlement") of the Derivative Matters, in accordance with a Stipulation of Settlement dated July __, 2026 (the "Stipulation"), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Action on the merits and with prejudice, upon the terms and conditions set forth therein; and (ii) approving the: Notice of Pendency of Shareholder Action, Proposed Settlement, and Settlement Hearing, attached hereto as Exhibit C-1 (the "Long-Form Notice") and the Summary Notice of Pendency of Shareholder Action, Proposed Settlement, and Settlement Hearing, attached hereto as Exhibit C-2 (the "Summary Notice"); and

WHEREAS, all capitalized terms contained herein shall have the meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein);

WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and Stockholders' unopposed motion for preliminary approval of the Settlement;

NOW, THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action.

2. A hearing (the "Settlement Hearing") shall be held before this Court on ___________, 2026, at __:___ __.m., at the Essex County Superior Court for the Commonwealth of Massachusetts, 145 High Street, Newburyport, Massachusetts 01950, to determine: (i) whether the Settlement of the Derivative Matters on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Mercury and its stockholders and should be approved by the Court; (ii) whether the Approval Order and a Judgment as provided in Section V(1) ¶ 1.2 and ¶ 1.90 of the Stipulation should be entered herein; and (iii) whether to approve the agreed attorneys' fees and expenses to Stockholders' Counsel.

3. The Court approves, as to form and content, the Notice of Proposed Derivative Settlement annexed as Exhibit C-1 hereto (the "Long-Form Notice") and the Summary Notice of Proposed Derivative Settlement annexed as Exhibit C-2 hereto (the "Summary Notice"), and finds that the publication of the Long-Form Notice, Summary Notice, and Stipulation, substantially in the manner and form set forth in this Order, meeting the requirements of Rule 23.1 of the Massachusetts Rules of Civil Procedure and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto.

4. Not later than ten (10) business days following entry of this Order, Mercury shall:

A. cause a copy of the Long-Form Notice, substantially in the form annexed as Exhibit C-1 hereto, and the Stipulation to be filed with the U.S. Securities and Exchange Commission ("SEC") along with an SEC Form 8-K or other appropriate filing;

B. create a link to the SEC filing on the Company's "Investor Relations" page, the address of which shall be contained in the Long-Form Notice and Summary Notice; and

C. promptly cause a copy of the Summary Notice, substantially in the form annexed as Exhibit C-2 hereto, to be published one time in *Investor's Business Daily*.

5. All costs incurred in the filing, publishing, and posting of the Long-Form Notice and the Summary Notice shall be paid by Mercury, and Mercury shall undertake all administrative responsibility for such filing, publication, and posting.

6. Not later than fourteen (14) days before the Settlement Hearing, Settling Defendants' Counsel shall serve on Stockholders' Counsel and file with the Court proof, by affidavit or declaration, that it has complied with ¶ 4 above.

7. All Mercury stockholders of record as of the Approval Date shall be bound by all orders, determinations, and judgments of the Court in the Action concerning the Settlement, whether favorable or unfavorable to Mercury stockholders.

8. Pending final determination by the Court of whether the Settlement should be approved, this Court preliminarily bars and enjoins Stockholders, all other stockholders, and the Company, on behalf of themselves, from commencing, instituting, filing, intervening in, participating in (as a nominal defendant or otherwise), receiving any benefit from, or prosecuting any of the Released Claims against, any of the Released Persons.

9. Stockholders shall file and serve their opening brief in support of final approval of the Settlement no later than forty-five (45) calendar days prior to the Settlement Hearing. Stockholders may file a brief in further support of final approval of the Settlement no later than ten (10) calendar days prior to the Settlement Hearing.

10. As set forth in the Notice, any Mercury stockholder who or which continues to hold shares of Mercury stock as of the date of the Settlement hearing may appear at the Settlement Hearing and show cause, if he, she, or it has any reason why the terms of the Settlement of the Derivative Matters or the Fee and Expense Application should not be approved as fair, reasonable, and adequate, or why the Approval Order and Judgment should not be entered thereon, provided, however, that, unless otherwise ordered by the Court, no current Mercury stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Approval Order and the Judgment to be entered thereon approving the same, unless that person or entity has, at least twenty-one (21) calendar days before the Settlement Hearing, filed his, her, or its, objection with the Clerk of the Court in accordance with the requirements set forth herein. All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk's Office
Essex County Superior Court for the
Commonwealth of Massachusetts
145 High Street
Newburyport, MA 01950

OR by filing them in person at the Essex County Superior Court for the Commonwealth of Massachusetts. All written objections must also be mailed to:

<u>Plaintiffs' Counsel:</u>

GLANCY PRONGAY WOLKE & ROTTER LLP
Benjamin I. Sachs-Michaels
745 Fifth Avenue, Fifth Floor
New York, NY 10151
Telephone: (212) 935-7400
bsachsmichaels@glancylaw.com
KIRBY McINERNEY LLP
Thomas W. Elrod
Lauren Molinaro

<u>Defendants' Counsel:</u>

ARNOLD & PORTER LLP
Giselle J. Joffre (BBO #658047)
500 Boylston St.
Boston, MA 02116
Telephone: (617) 351-8059
giselle.joffre@arnoldporter.com

ROPES & GRAY LLP
C. Thomas Brown (BBO #667558)
William T. Davison (BBO #682390)

250 Park Avenue, Suite 820
New York, NY 10177
Telephone: (617) 542-8300
telrod@kmllp.com
lmolinaro@kmllp.com

RIGRODSKY LAW, P.A.
Seth D. Rigrodsky
Vincent A. Licata
Leah Wihtelin
225 Broadway, Suite 3707
New York, NY 10007
(212) 201-7691 825
sdr@rl-legal.com
vl@rl-legal.com
lw@rl-legal.com

800 Boylston St.
Boston, MA 02199
Telephone: (617) 951-7000
thomas.brown@ropesgray.com
william.davison@ropesgray.com

NUTTER, MCCLENNEN & FISH, LLP
Ian D. Roffman (BBO #637564)
Bryan M. Connor (BBO# 688219)
155 Seaport Blvd.
Boston, MA 02210
Telephone: (617) 439-2000
iroffman@nutter.com
bconnor@nutter.com

MERCURY SYSTEMS, INC.
Grant Rauscher (BBO #696660)
50 Minuteman Road
Andover, MA 01810
Telephone: (978) 967-3192
grant.rauscher@mrcy.com

Any current Mercury stockholder who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys' fees and expenses to be Stockholders' Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Approval Order and the Judgment to be entered and the releases to be given.

11. Any attorney hired by a stockholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing.

12. Stockholders' Counsel and Settling Defendants' counsel are directed to promptly furnish each other with copies of any and all objections that are served upon them or otherwise come into their possession.

13. Any objections, filings, and other submissions must: (a) state the name, address, and telephone number of the objector and, if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (b) state case name and number (*Jones v. Aslett, et al.*, C.A. No. 2577CV00600 (Sup. Ct. Mass.)); (c) state the number of shares of Mercury currently owned together with documentation sufficient to prove ownership of those shares, and include a statement that the objector will continue to hold shares of Mercury common stock as of the date of the Settlement Hearing; (d) state the date(s) the Mercury shares were acquired; (e) contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court's attention, and if the objector has indicated that he, she, or it intends to appear at the Settlement Hearing, the identity of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the hearing. Documentation establishing ownership of Mercury common stock must consist of copies of an official brokerage account statement, a screen shot of an official brokerage account, or an authorized statement from the objector's broker containing the information found in an account statement, all of which may be redacted consistent with Massachusetts Supreme Judicial Court Rule 1:24. The Parties are authorized to request from any objector additional information or documentation sufficient to prove his, her, or its holdings of Mercury common stock.

14. At least five (5) calendar days prior to the Settlement Hearing, the Settling Parties may serve and file with the Court a joint response brief (or, at the Settling Parties' discretion, separate response briefs) to any objections made in connection with the proposed Settlement.

15. Neither the Stipulation nor the Settlement, including the Exhibits attached thereto, nor any act performed or documented executed pursuant to or in furtherance of the Stipulation or

the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims or any fault, wrongdoing, or liability of the Released Persons or Mercury; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of any liability, fault or omission of any of the Released Persons or Mercury in any civil, criminal, or administrative or other proceeding in any court, administrative agency, tribunal or other forum. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement or to seek insurance coverage for the Settlement, the Securities Class Action, or the Action, and except that the Released Persons may file or use the Stipulation, the Approval Order and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, standing, judgment bar, or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

16. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Mercury stockholders, and retains exclusive jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to Mercury stockholders.

IT IS SO ORDERED.

DATED:__________________, 2026 ________________________________

Date Filed 7/14/2026 12:12 PM
Superior Court - Essex
Docket Number 2577CV00600

EXHIBIT C-1

COMMONWEALTH OF MASSACHUSETTS

ESSEX, ss. SUPERIOR COURT DEPARTMENT

JAMES JONES,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, MICHAEL A. DANIELS, AND MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant

CIVIL ACTION NO. 2577CV00600

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

PAULINE MCKINNON,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, and MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant.

CIVIL ACTION NO. 2577CV01299-A

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF MERCURY SYSTEMS, INC. ("MERCURY" OR THE "COMPANY") AS OF __________ (THE "CURRENT MERCURY SHAREHOLDERS")

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED ACTION (THE "ACTION") AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD MERCURY COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

Notice is hereby provided to you of the proposed settlement (the "Settlement") of this stockholder derivative litigation. This Notice is provided by Order of the Superior Court of the Commonwealth of Massachusetts (the "Court"). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation and Agreement of Settlement dated July ___, 2026 (the "Stipulation").[1] A link to the Form 8-K filed with the Securities and Exchange Commission (the "SEC") containing the text of the Stipulation may be found on Mercury's website at the Investor Relations page at https://ir.mrcy.com/.

I. WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the action styled *Jones v. Aslett, et al.*, C.A. No. 2577CV00600 (Sup. Ct. Mass.) (the "Action"). The parties: (i) Plaintiffs James Jones ("Jones") and Pauline McKinnon ("McKinnon") and (ii) stockholder Robert Sawyer ("Sawyer"), who each made a demand on the Board of Directors of Mercury Systems, Inc. (the "Board") pursuant to Mass. Gen. Laws ch. 156D, titled the Massachusetts Business Corporation Act ("MBCA"), § 7.42 (Jones, McKinnon, and Sawyer are collectively referred to as the "Stockholders," and the above-captioned action and Sawyer's demand are collectively referred to as the "Derivative Matters"); (iii) Mark Aslett, Michael D. Ruppert, William L. Ballhaus, David E. Farnsworth, Orlando P. Carvalho, Lisa S. Disbrow, Barry R. Nearhos, Howard L. Lance, Debora A. Plunkett, Gerard J. Demuro, Scott Ostfeld, Roger A. Krone, William K. O'Brien, Vincent Vitto, James K. Bass, and Mary Louise Krakauer (collectively, the "Individual Defendants"); and (iv) Mercury Systems, Inc. ("Mercury" or "the Company") (together with the Individual Defendants, the "Settling Defendants") (Stockholders and Settling Defendants are collectively referred to as

[1] Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

the "Settling Parties") have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.

On ___________, 2026, at __:___ __.m., at the Essex County Superior Court for the Commonwealth of Massachusetts, 145 High Street, Newburyport, Massachusetts 01950, the Court will hold a hearing (the "Settlement Hearing") in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement and Stockholders' Counsel's Fee and Expense Application is fair, reasonable, and adequate and should be finally approved; (ii) whether a final judgment should be entered and the Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.

II. THE SECURITIES CLASS ACTION

The Mercury Derivative Litigation discussed below in Section III is premised on an earlier filed putative securities class action, captioned, *North Collier Fire Control And Rescue District Firefighters' Pension Plan v. Mercury Systems, Inc., et al.*, Case No. 1:23-cv-13065-WGY (D. Mass.) (the "Securities Class Action"). The Securities Class Action, which was filed on December 13, 2023, alleged that from December 7, 2020 through June 23, 2023, the defendants in that action made or permitted the dissemination of materially false and misleading statements which artificially inflated the price of Mercury common stock.

On February 20, 2025, the court granted in part the class plaintiffs' Motion for Leave to Amend, addressing the factual allegations in their Proposed Second Amended Complaint. Without making any conclusions as to the ultimate legal viability of the allegations, or whether any of the statements were indeed misleading, the court held that the class plaintiffs had pled sufficient facts to support claims regarding three statements by Mr. Aslett, in February 2023 and May 2023, and one statement by Mr. Ballhaus in August 2023.

The parties to the Securities Class Action ultimately agreed to settle the action, which the court in the Securities Class Action finally approved on May 19, 2026.

III. MERCURY DERIVATIVE MATTERS

A. The Actions and Litigation Demand

On October 11, 2024, Sawyer served a demand on the Board to investigate and potentially initiate litigation concerning potential breaches of fiduciary duties related to purported misconduct by Mercury employees, officers, and directors in relation to the claims asserted in, and the events arising from the Securities Class Action as required by MBCA § 7.42. On February 28, 2025, and July 17, 2025, Jones and McKinnon, respectively, made similar demands on the Board in accordance with Massachusetts law.

In response, pursuant to MBCA § 8.25 and the Bylaws of the Company, the independent directors of the Board unanimously adopted a resolution establishing a Special Investigation Committee (the "SIC" or "Committee") and appointing certain independent directors as the members of the SIC, and which delegated authority to the Committee to investigate the allegations made by the Stockholders and recommend to the Board a course of action in response to the Stockholders' demands.

On November 14, 2024, Sawyer entered into an agreement with the Settling Defendants to hold his demand in abeyance. In exchange, Settling Defendants were required to, amongst other things, promptly notify Sawyer of any subsequent demands or derivative actions, provide Sawyer with documents produced by Mercury pursuant to the same, and to include Sawyer in any mediation related to any such demand, derivative action, or other action asserting violations of the federal securities laws based on the materially same set of allegations asserted in Sawyer's demand.

On June 6, 2025, Jones filed a verified stockholder derivative complaint on behalf of Mercury on behalf of Mercury against the Settling Defendants,[2] asserting claims for breaches of fiduciary duty (the "*Jones* Action").

On September 8, 2025, counsel for Jones sent a settlement demand to counsel for Settling Defendants.

On October 8, 2025, counsel for McKinnon sent a settlement demand to counsel for Settling Defendants.

On November 6, 2025, McKinnon filed a verified stockholder derivative complaint on behalf of Mercury against the Settling Defendants (the "*McKinnon* Action"), alleging breaches of fiduciary duty, among other causes of action.

On November 12, 2025, counsel for Sawyer sent a settlement demand to counsel for Settling Defendants.

From late May 2025 through October 2025, the SIC conducted its investigation with the assistance of independent counsel, devoting substantial time and effort to evaluating Stockholders' allegations and demands through review of public filings, Company documents, and interviews, and held Committee meetings with independent counsel in attendance to discuss and analyze the investigation and findings. Through the course of the investigation, the SIC determined that Company had, and maintains today, a robust process for drafting, reviewing, and disseminating earnings releases, earnings call statements, and public disclosures; that the alleged misstatements at issue in the Stockholders' demands were made in good faith and in reliance on the information available at the time; and that the alleged misstatements were truthful and made in the best interest of the Company. The Committee, using its business judgment, determined that there were no breaches of fiduciary duty by the Company's officers or directors with respect to the alleged misstatements at issue in the Stockholders' demands, and it would not be in the best interest of Mercury or its shareholders to pursue the claims against current and former Mercury officers and directors pursuant to those demands. The independent directors of Mercury's Board reviewed and considered the SIC's findings, conclusions, and recommendations and following deliberation and discussion, using their business judgment, approved, adopted, ratified, and confirmed in all respects the SIC's conclusion that there we no breaches of fiduciary duty by Mercury's officers or directors with respect to the allegations made in the Demand Matters and that it would not be in

[2] On August 28, 2025, Jones filed a Suggestion of Death Upon the Record of the Defendant Michael A. Daniels.

the best interest of Mercury or its shareholders to pursue the claims pursuant to the Stockholders' demand letters and complaints.

B. Settlement Negotiations

On November 12, 2025, the Settling Parties met in-person, and counsel for the SIC presented the results of the SIC's investigation to the Stockholders.

On December 3, 2025, the Stockholders sent the Settling Defendants a joint written settlement demand. Over the next several months, the Settling Parties engaged in extensive arm's-length negotiations regarding a possible resolution of the Derivative Matters.

On December 8, 2025, Jones, McKinnon, and the Settling Defendants filed a joint stipulation and proposed order to consolidate the Jones and McKinnon Actions pursuant to Mass. R. Civ. P. 42(a), which the Court granted on December 22, 2025, designating the *Jones* Action as the lead case. This consolidated action is referred to herein as the "Action."

On April 7, 2026, Jones, McKinnon, and the Settling Defendants filed a joint stipulation and proposed order to stay the Action to continue ongoing settlement discussions and on April 14, 2026, the Court granted such stay of the Action until July 13, 2026.

Ultimately, following arm's-length negotiations, the Settling Parties reached an agreement-in-principle to settle the Derivative Matters whereby the Company agreed to adopt the corporate governance reforms (the "Reforms") set for in Section IV.A herein, subject to Court approval.

Following an agreement-in-principle concerning all the material terms of the Settlement, the Settling Parties negotiated the attorneys' fees that Mercury would pay to counsel for the Stockholders and came to an agreement. Subject to Court approval of the Settling Parties' agreement, Mercury and/or its insurer(s) agree to pay six hundred thousand dollars ($600,000) to counsel for the Stockholders for their fees and expenses (the "Fee and Expense Amount").

IV. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Mercury's website at the Investor Relations page at https://ir.mrcy.com/.

Within forty-five (45) calendar days of issuance of a final order approving the settlement of the Derivative Matters, the Board shall adopt resolutions and amend Board committee charters and/or the Company's bylaws to ensure the adoption, implementation and maintenance of the Reforms reflected below, which shall remain in effect for not less than four (4) years from the date of adoption (the "Relevant Period"), subject to the limited exceptions described herein. Mercury Systems, Inc. ("Mercury" or the "Company") may amend or eliminate any one or more of the reforms if the Board determines in a good faith exercise of its business judgment that any such reform no longer complies with the law or the Board's fiduciary duties. If any of the corporate governance provisions identified below are eliminated or modified within the Relevant Period,

Mercury shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable, good faith business judgement of each other Board's non-defendant, independent directors, it is not possible to do so in a manner consistent with the law. Mercury shall certify at the time of execution of the settlement agreement for the Derivative Matters that it is not aware of any law that would trigger application of the foregoing provision within the Relevant Period. If any of the Reforms are amended or eliminated, the Company shall publicly disclose in a Form 8-K or the Company's next Form 10-Q the change(s) and the reasons for such change(s).

1. Amendment Of Board Policy To Require Independent Directors To Meet In Executive Session

Mercury will revise its Board of Directors policy to require that the independent directors meet in executive session at each regularly scheduled quarterly meeting of the Board.

2. Implementation Of Board Continuing Education Training On Corporate Governance Issues And Best Practices

Mercury will provide continuing education training to its Board of Directors on corporate governance issues and best practices annually. The training may include some of the following topics:

- Compliance with Generally Accepted Accounting Principles ("GAAP");
- Compliance with non-GAAP accounting rules;
- The Sarbanes Oxley Act;
- Corporate governance;
- Assessment of risk;
- Compliance auditing;
- Reporting requirements for publicly-traded corporations; and
- Mercury's corporate governance policies and procedures, such as the Code of Business Conduct and Ethics, the insider trading policy (Securities Trades by Company Personnel), and the whistleblower policy.

Mercury shall provide the training in person where practicable. In the circumstances where in-person training is not practicable, training should be interactive and internet-based.

3. Amendment of Internal Audit Function

Mercury shall maintain an internal audit function that covers all critical financial reporting and related operational areas. The frequency and depth of audits shall be determined by the level of risk associated with different areas of the business. To the extent that an internal audit reveals

material issues or material recurring problems, the Company or its consultants shall conduct an analysis to identify underlying factors contributing to the issues.

The internal audit team shall provide a written report and briefings to the Audit Committee of the Board of Directors (the "Audit Committee") at such times as it deems appropriate, but no less than annually. The report and briefings may include a presentation of significant audit findings, identification of material risks, and recommendations for improvement.

The internal audit team shall provide an annual plan outlining planned audit activities for each fiscal year and provide periodic status updates on the execution of these activities with a written report describing the internal audit team's findings and recommendations, if any, to the Audit Committee on a regular basis. When management or the internal audit team findings reveal significant issues or significant recurring problems, the Company shall conduct a thorough root cause analysis, which shall be reported to the Audit Committee.

4. Statement Of Compliance Committee Function

Mercury shall maintain a committee of employees who are responsible for overseeing Mercury's compliance program that is designed to prevent and detect violations of law and regulation (the "Compliance Committee"). The Compliance Committee is an oversight governance mechanism and does not supplant or relieve the responsibilities of individual functional groups or any employees. The Committee shall be responsible for oversight of the following tasks:

- Identifying and evaluating laws and regulations that are applicable to Mercury and any material risks to Mercury's compliance with such laws and regulations;
- Ensuring the creation and implementation of policies, procedures, and training designed to address such risks;
- Assessing the adequacy and effectiveness of such compliance measures;
- Investigating any such risk areas or allegations that Mercury may be non-compliant with laws, or such policies or procedures; and
- Periodically reporting its activities to the Board of Directors or its delegated committee, and receiving any guidance from the Board of Directors or its delegated committee.

Mercury shall publish the charter of the Compliance Committee on its investor relations website, including but not limited to, the tasks set forth above.

5. Amendment To Disclosure Controls Committee's Function

Mercury shall maintain a committee of employees who are responsible for overseeing Mercury's disclosure controls (the "Disclosure Controls Committee"). The Disclosure Controls Committee shall be responsible for:

- Establishing and maintaining a policy designed to ensure that information required to be disclosed by Mercury in its filings with the SEC and other information that Mercury discloses to the investment community is recorded, processed, summarized, and reported accurately and timely ("Disclosure Controls"). Such controls will include policies and procedures to assess the effectiveness of Mercury's Disclosure Controls;

- Monitoring the integrity and effectiveness of Mercury's Disclosure Controls;

- Reviewing and supervising the preparation of Mercury's (i) periodic and current reports, proxy statements, information statements, registration statements and any other information filed with the SEC, (ii) press releases containing financial information, earnings guidance, information about material acquisitions or dispositions or other information material to Mercury's securities holders, and (iii) correspondence containing financial information broadly disseminated to shareholders and review disclosure policies for financial information displayed on Mercury's corporate/investor relations website;

- Report at least quarterly to the Audit Committee, or more frequently as necessary, concerning the Company's Form 10-Ks and 10-Qs;

- Evaluating the effectiveness of Mercury's Disclosure Controls prior to the filing of Mercury's Annual Report on Form 10-K and each Quarterly Report on Form 10-Q; and

- The Disclosure Committee members may retain outside consultants or advisors, and other personnel of the Company as appropriate. The Disclosure Committee may request access to the Company's independent auditors.

Mercury shall publish the charter of the Disclosure Controls Committee on its investor relations website.

6. <u>Annual Training For Finance Employees</u>

Mercury will provide annual continuing education training to its finance and accounting teams on financial reporting, compliance with laws and policies, and/or other topics related to financial or accounting matters. The training may include some of the following topics:

- Compliance with GAAP;

- Compliance with non-GAAP accounting principles;

- The Sarbanes Oxley Act;

- Reporting of financial and accounting matters in compliance with applicable laws and policies; and

- Mercury's policies and procedures for recording and reporting financial matters.

Any training that Mercury provides to a particular employee will be based on the employee's role and responsibilities.

7. Human Capital And Compensation Committee

The Human Capital and Compensation Committee shall amend its charter to state that the Committee may consider the integration of new acquisitions as a factor in assessing executive performance, including for purposes of setting executive pay levels and/or determining performance achievements under incentive awards.

The Human Capital and Compensation Committee shall cause the Company's annual proxy statement to include disclosure as to whether any event occurred during Company's most recently completed fiscal year that, pursuant to the Company's Compensation Recoupment Policy, permits the Company to recover compensation from the persons covered thereunder and, if so, whether and why the policy was or was not invoked to effect or pursue such recovery.

8. Enhancements to the Mergers & Acquisitions and Finance Committee Charter

The Company shall amend its Mergers & Acquisitions and Finance Committee Charter and promptly post the amended Mergers & Acquisitions and Finance Committee Charter on its website. The Mergers & Acquisitions and Finance Committee Charter shall, to the extent not already included, be amended to include the following:

- For the "Committee Authorities And Responsibilities section," the Charter shall be revised to include the following:

  i. The Mergers & Acquisitions and Finance Committee shall meet at least two (2) times annually or more frequently as necessary, including at least one (1) time in executive session.

  ii. The Mergers & Acquisitions and Finance Committee shall, in addition to its current responsibilities, be responsible for, *inter alia*;

    A. Review the Company's acquisition pipeline and the strategy and timing for executing transactions, including without limitation the integration strategies and plans for such acquisitions;

    B. Consider risks associated with the Company's merger and acquisition activities and the strategy and business models of transaction candidates, including without limitation the integration strategies and plans for such acquisitions;

    C. Provide periodic reports to the Board regarding its actions and make recommendations to the Board as appropriate; and

    D. Perform such other duties and responsibilities, consistent with this Charter, the Company's bylaws, governing law, the rules and regulations of Nasdaq, the federal securities laws and such other requirements applicable to the Company, as may be delegated to the Committee by the Board from time to time.

To ensure that the Mergers & Acquisitions and Finance Committee is sufficiently informed to effectively fulfill these responsibilities, the Mergers & Acquisitions and Finance Committee, through its Chair, shall receive and review at least annually reports from the Company's legal department concerning the legal and compliance aspects of potential strategic acquisitions and the impact of such aspects on the Company's business.

9. Engagement Of Corporate Governance Consultant

The Audit Committee shall make a one-time engagement of a corporate governance consultant or outside legal counsel to review the Company's Code of Business Conduct and Ethics to ensure completeness, accuracy, and enforcement. The chair of the Audit Committee will provide a summary of this feedback to the Board at the next scheduled Board Meeting following such review by the Audit Committee along with any recommended changes to the Company's Code of Business Conduct and Ethics.

10. Amendment To The Company's Whistleblower Policy

Mercury will amend its Code of Business Conduct and Ethics to improve its policy on whistleblower complaints to encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to Mercury so that action may be taken to resolve the problem.

Mercury will notify employees and other stakeholders that they may direct whistleblower complaints to Mercury's Legal department, Mercury's Chief Legal Officer, Mercury's anonymous whistleblower hotline, or an employee's manager or human resources business partner.

Mercury will maintain logs of whistleblower complaints. Mercury will provide its external auditor with logs of whistleblower complaints and an opportunity to ask questions about investigation results at least annually.

Mercury will provide the Audit Committee quarterly with a summary of the types of complaints received by the whistleblower hotline and any other material whistleblower complaints, as well as any material information resulting from any internal investigation into such complaints. Mercury will provide the chair of its Audit Committee with access to the anonymous whistleblower hotline.

V. STOCKHOLDERS' COUNSEL'S APPLICATION FOR ATTORNEYS' FEES AND EXPENSES

Stockholders' Counsel have not received any payment for their services in pursuing the claims asserted in the Derivative Matters, nor have Stockholders' Counsel been paid for their out-of-pocket expenses. Stockholders' Counsel invested their own resources for pursuing the claims asserted in the Derivative Matters on a contingency basis, meaning they would only recover their expenses and be compensated for their time if they created benefits through this litigation. After the substantive terms of the proposed settlement were reached, counsel for the Settling Parties engaged in negotiations regarding the attorneys' fees and expenses to be paid to the Stockholders' Counsel in consideration of the benefits achieved for Mercury in the Settlement. Mercury has

agreed to pay or cause the payment of $600,000 in attorneys' fees and expenses to the Stockholders' Counsel (the "Fee and Expense Amount"), subject to approval by the Court.

VI. REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Derivative Matters, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Stockholders' Counsel believe that the Settlement is in the best interests of the Settling Parties, Mercury, and its stockholders.

A. Why Did the Settling Defendants Agree to Settle?

The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by the Stockholders in the Derivative Matters. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Matters. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they violated the federal securities laws, breached their fiduciary duties or any other duty owed to Mercury or its stockholders, or that the Stockholders, Mercury, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Mercury and its stockholders.

Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Action, other stockholder Action(s), or other related actions, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) finally put to rest those claims and the underlying Derivative Matters; and (c) confer benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Matters. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties' disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms of the Settlement, the Stipulation (including all of the Exhibits thereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

B. Why Did Stockholders Agree to Settle?

Stockholders and Stockholders' Counsel believe that the claims asserted in the Derivative Matters have merit. However, Stockholders and Stockholders' Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters against the Settling Defendants through trial(s) and potential appeal(s). Stockholders and Stockholders' Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Matters, as well as the

difficulties and delays inherent in such litigation. Stockholders and Stockholders' Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their evaluation, Stockholders and Stockholders' Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Mercury and its stockholders.

VII. SETTLEMENT HEARING

The Settlement Hearing will be held on ___________, 2026, at __:___ __.m., at the Essex County Superior Court for the Commonwealth of Massachusetts, 145 High Street, Newburyport, Massachusetts 01950. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Application should be approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

Pending the Effective Date, none of the Settling Parties shall: (i) prosecute or pursue the Derivative Matters, or (ii) file, prosecute, or pursue any other actions, proceedings, or demands relating to the Derivative Matters or the Settlement.

VIII. RIGHT TO ATTEND SETTLEMENT HEARING

Any Mercury stockholder as of ___________, 2026, the day of the Settlement Hearing, may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Mercury stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.

IX. RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO

Any Mercury stockholder who or which currently continues to hold shares of Mercury as of ___________, 2026, the day of the Settlement Hearing, may appear at the Settlement Hearing and show cause, if he, she, or it has any reason why the Settlement of the Derivative Matters should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why requested attorneys' fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A. You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number and, if represented by counsel, the name, address, and telephone number of your counsel;

2. The case name and number (*Jones v. Aslett, et al.*, C.A. No. 2577CV00600 (Sup.

Ct. Mass.));

3. The number of shares of Mercury currently owned together with documentation sufficient to prove ownership of those shares;

4. A statement that you will continue to hold the shares of Mercury as of ___________, 2026, the date of the Settlement Hearing;

5. The date(s) you acquired your Mercury shares;

6. A specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support you wish to bring to the Court's attention;

7. Notice of whether you intend to appear at the Settlement Hearing. You are not required to appear; and

8. Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court may not consider any objection that does not substantially comply with these requirements. Documentation establishing ownership of Mercury stock must consist of copies of an official brokerage account statement, a screen shot of an official brokerage account, or an authorized statement from the objector's broker containing the information found in an account statement, all of which may be redacted consistent with Massachusetts Supreme Judicial Court Rule 1:24. The Settling Parties are authorized to request from any objector additional information or documentation sufficient to prove his, her, or its holdings of Mercury stock.

B. You Must Timely Deliver Written Objections to the Court

Unless otherwise ordered by the Court, no Mercury stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Approval Order and the Judgment to be entered thereon approving the same, unless that person or entity has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court his, her, or its objection in the manner set forth above. All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk's Office
Essex County Superior Court for the Commonwealth of Massachusetts
145 High Street
Newburyport, MA 01950

OR by filing them in person at the Essex County Superior Court for the Commonwealth of Massachusetts. An attorney hired by a stockholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing.

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK FOR THE COURT NO LATER THAN _______________.

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.

Your written objection must also be mailed to:

<u>Plaintiffs' Counsel:</u>

GLANCY PRONGAY WOLKE & ROTTER LLP Benjamin I. Sachs-Michaels
745 Fifth Avenue, Fifth Floor
New York, NY 10151
Telephone: (212) 935-7400
bsachsmichaels@glancylaw.com

KIRBY McINERNEY LLP
Thomas W. Elrod
Lauren Molinaro
250 Park Avenue, Suite 820
New York, NY 10177
Telephone: (617) 542-8300
telrod@kmllp.com
lmolinaro@kmllp.com

RIGRODSKY LAW, P.A.
Seth D. Rigrodsky
Vincent A. Licata
Leah Wihtelin
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7691 825
sdr@rl-legal.com
vl@rl-legal.com
lw@rl-legal.com

<u>Defendants' Counsel:</u>

ARNOLD & PORTER LLP
Giselle J. Joffre (BBO #658047)
500 Boylston St.
Boston, MA 02116
Telephone: (617) 351-8059
giselle.joffre@arnoldporter.com

ROPES & GRAY LLP
C. Thomas Brown (BBO #667558)
William T. Davison (BBO #682390)
800 Boylston St.
Boston, MA 02199
Telephone: (617) 951-7000
thomas.brown@ropesgray.com
william.davison@ropesgray.com

NUTTER, MCCLENNEN & FISH, LLP
Ian D. Roffman (BBO #637564)
Bryan M. Connor (BBO# 688219)
155 Seaport Blvd.
Boston, MA 02210
Telephone: (617) 439-2000
iroffman@nutter.com
bconnor@nutter.com

<u>**MERCURY SYSTEMS, INC.**</u>
<u>Grant Rauscher (BBO #696660)</u>
<u>50 Minuteman Road</u>
<u>Andover, MA 01810</u>
<u>Telephone: (978) 967-3192</u>
<u>grant.rauscher@mrcy.com</u>

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other

action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

X. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Essex County Superior Court Clerk's office at any time during regular business hours of each business day. The Clerk's office is located at the Essex County Superior Court for the Commonwealth of Massachusetts 145 High Street, Newburyport, Massachusetts 01950. However, you must appear in person to inspect these documents. The Clerk's office will not mail copies to you. You may also view and download the Stipulation at ______________.

If you have any questions about matters in this Notice, you may contact:

GLANCY PRONGAY WOLKE & ROTTER LLP
Benjamin I. Sachs-Michaels
745 Fifth Avenue, Fifth Floor
New York, NY 10151
Telephone: (212) 935-7400
bsachsmichaels@glancylaw.com

KIRBY McINERNEY LLP
Thomas W. Elrod
Lauren Molinaro
250 Park Avenue, Suite 820
New York, NY 10177
Telephone: (617) 542-8300
telrod@kmllp.com
lmolinaro@kmllp.com

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK'S OFFICE.

IT IS SO ORDERED.

DATED: __________________, 2026 ________________________________

BY ORDER OF THE SUPERIOR COURT FOR THE COMMONWEALTH OF MASSACHUSETTS

EXHIBIT C-2

COMMONWEALTH OF MASSACHUSETTS

ESSEX, ss. SUPERIOR COURT DEPARTMENT

JAMES JONES,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, MICHAEL A. DANIELS, AND MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant

CIVIL ACTION NO. 2577CV00600

SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

PAULINE MCKINNON,

Plaintiff,

v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, and MARY LOUISE KRAKAUER,

Defendants,

and

MERCURY SYSTEMS, INC.,

Nominal Defendant.

CIVIL ACTION NO. 2577CV01299-A

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF MERCURY SYSTEMS, INC. ("MERCURY" OR THE "COMPANY") AS OF __________, 2026 ("CURRENT MERCURY SHAREHOLDERS")

PLEASE TAKE NOTICE that the above-captioned stockholder Action (the "Action") is being settled on the terms set forth in a Stipulation of Settlement, dated July ___, 2026 (the "Stipulation" or "Settlement").[1] The Settlement also resolves the demand on the Board of Directors of Mercury (the "Board") pursuant to Mass. Gen. Laws ch. 156D, titled the Massachusetts Business Corporation Act ("MBCA"), § 7.42 made by stockholders James Jones, Pauline McKinnon, and Robert Sawyer (together with the Action, the "Derivative Matters"). Under the terms of the Stipulation, as part of the proposed Settlement, Mercury will adopt certain corporate governance reforms. These reforms, which are detailed in the Stipulation and Long-Form Notice, are intended to address the claims asserted in the Derivative Matters.

IF YOU WERE A RECORD OR BENEFICIAL OWNER OF MERCURY COMMON STOCK AS OF __________, 2026, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.

On __________, 2026, at __:___ __.m., at the Essex County Superior Court for the Commonwealth of Massachusetts, 145 High Street, Newburyport, Massachusetts 01950, the Court will hold a hearing (the "Settlement Hearing") in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement and Stockholders' Counsel's Fee and Expense Application is fair, reasonable, and adequate and should be finally approved; (ii) whether a final judgment should be entered and the Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.

Any Mercury stockholder who or which currently continues to hold shares of Mercury as of __________, 2026, the day of the Settlement Hearing, may appear at the Settlement Hearing and show cause, if he, she, or it has any reason why the Settlement of the Derivative Matters should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why requested attorneys' fees and expenses should not be approved. Written objections must be filed with the Court and delivered to counsel for the Settling Parties twenty-one (21) calendar days before the Settlement Hearing, in accordance with the instructions set forth in the Long-Form Notice.

If you have any questions about matters in this Notice, you may contact:

GLANCY PRONGAY WOLKE & ROTTER LLP
Benjamin I. Sachs-Michaels

---

[1] This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation and Long-Form Notice, which have been filed with the Superior Court for the Commonwealth of Massachusetts. A link to the Form 8-K filed with the SEC containing the text of the Stipulation and the Long-Form Notice may be found on the Company's website at the Investor Relations page at https://ir.mrcy.com/. All capitalized terms herein have the same meanings as set forth in the Stipulation.

745 Fifth Avenue, Fifth Floor
New York, NY 10151
Telephone: (212) 935-7400
bsachsmichaels@glancylaw.com

KIRBY McINERNEY LLP
Thomas W. Elrod
Lauren Molinaro
250 Park Avenue, Suite 820
New York, NY 10177
Telephone: (617) 542-8300
telrod@kmllp.com
lmolinaro@kmllp.com

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK'S OFFICE.

IT IS SO ORDERED.

DATED: ____________________, 2026 ____________________________________

BY ORDER OF THE SUPERIOR COURT FOR THE COMMONWEALTH OF MASSACHUSETTS

EXHIBIT D

COMMONWEALTH OF MASSACHUSETTS

ESSEX, ss. SUPERIOR COURT DEPARTMENT

JAMES JONES,
Plaintiff,
v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, MICHAEL A. DANIELS, AND MARY LOUISE KRAKAUER,
Defendants,
and

MERCURY SYSTEMS, INC.,
Nominal Defendant

CIVIL ACTION NO. 2577CV00600

[PROPOSED] ORDER APPROVING FINAL SETTLEMENT OF ACTION

PAULINE MCKINNON,
Plaintiff,
v.

MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, and MARY LOUISE KRAKAUER,
Defendants,
and

MERCURY SYSTEMS, INC.,
Nominal Defendant.

CIVIL ACTION NO. 2577CV01299-A

WHEREAS, the above-captioned consolidated stockholder derivative action brought by plaintiffs James Jones ("Jones") and Pauline McKinnon ("McKinnon") (together, "Plaintiffs") on behalf of Mercury Systems, Inc. ("Mercury" or the "Company") (the "Action"), is pending before this Court;

WHEREAS, stockholder Robert Sawyer ("Sawyer") (together with Plaintiffs, the "Stockholders") made a demand on the Board of Directors of Mercury (the "Board") pursuant to Mass. Gen. Laws ch. 156D § 7.42 (together with the Action, the "Derivative Matters");

WHEREAS, a hearing having been held before this Court on ___________, 2026, pursuant to the Court's order of ________________, 2026 (the "Scheduling Order"), upon the Stipulation of Settlement dated July __, 2026 ("Stipulation"), entered into between and among the individual defendants listed in the above caption, and Mercury (collectively, the "Settling Defendants") and Stockholders (together with Settling Defendants, the "Settling Parties") in the Derivative Matters, which is incorporated by reference;

WHEREAS, it appears that due notice of the hearing has been given to all Mercury stockholders who or which currently continue to hold shares of Mercury as of ___________, 2026 ("Current Mercury Stockholders") in accordance with the Order Preliminarily Approving Derivative Settlement and Providing for Notice ("Preliminary Approval Order");

WHEREAS, the Settling Parties having appeared through their respective attorneys of record, the Court having heard and considered evidence in support of the proposed Settlement, the counsel for the Settling Parties having been heard, an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order;

WHEREAS, the Court having determined that the Notice of Proposed Derivative Settlement and Summary Notice of Proposed Derivative Settlement (collectively, the "Settlement Notice") to all Current Mercury Stockholders was adequate and sufficient;

WHEREAS, the entire matter of the proposed Settlement having been heard and considered by the Court,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED, this __ day of ______________, 2026, that:

1. Unless otherwise defined in this Order Approving Final Settlement of Action ("Approval Order"), the capitalized terms used shall have the same meaning as they have in the Stipulation.

2. The Court has jurisdiction over the subject matter of the Action, and all matters relating to the Settlement of the Derivative Matters, as well as personal jurisdiction over the Settling Parties and all Current Mercury Stockholders, and it is further determined that the Settling Parties and all Current Mercury Stockholders, as well as their heirs, executors, successors, and assigns, are bound by this Order and the judgement attached hereto ("Judgment").

3. Notice has been given to all Current Mercury Stockholders, pursuant to and in the manner directed by the Scheduling Order, proof of dissemination of the Settlement Notice has been filed with the Court, and full opportunity to be heard has been offered to all Settling Parties and to all other persons and entities with an interest in matters relating to the Settlement. The form and manner of the Settlement Notice is hereby determined to have provided due and sufficient notice of the Settlement and to have been given in full compliance with the requirements of Rule 23.1 of the Massachusetts Rules of Civil Procedure ("Rule 23.1") and due process.

4. Based on the record before the Court, each of the provisions of Rule 23.1 has been satisfied and the Action has been properly maintained according to the provisions of Rule 23.1.

5. The Settlement is found to be fair, reasonable, adequate, and in the best interests of Mercury and all Current Mercury Stockholders and is hereby approved pursuant to Rule 23.1. The Settling Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions.

6. This Action is hereby dismissed with prejudice, and the Clerk is directed to enter and docket the Judgment.

7. The Settling Parties in the Action shall bear their own fees, costs, and expenses, except as provided in paragraph 12 below or as otherwise provided in the Stipulation and Preliminary Approval Order.

8. Upon entry of this Approval Order, Stockholders and Mercury, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment. fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims against the Released Persons. For the avoidance of doubt, this shall not release any insurance claims the Settling Defendants, Mercury and/or the Stockholders have against any of their insurers in connection with the Released Claims.

9. Upon entry of this Approval Order, Stockholders (acting on their own behalf and derivatively on behalf of Mercury and its stockholders), and Mercury, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any of the

Settling Parties to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action, or the Action.

10. Upon entry of the Approval Order, each of the Settling Defendants, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of the Stockholders and Stockholders' Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Matters or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action, or the Action, or for the Individual Defendants to seek indemnification, advancement, contribution, reimbursement, exculpation, or insurance coverage relating to any matter.

11. Neither this Order and Judgment, nor the Stipulation or their negotiation, nor any proceedings taken pursuant thereto shall be deemed or argued to be evidence of or to constitute an admission or concession by Settling Defendants.

12. In the event that the Settlement is terminated pursuant to the terms of the Stipulation or if any of the conditions in Section V(7) ¶ 7.1 of the Stipulation do not occur for any reason, then (i) the Settlement and the Stipulation shall be canceled and terminated; (ii) this Order and Judgment and any related orders entered by the Court shall in all events be treated as vacated, *nunc pro tunc*; (iii) the release of the Released Claims provided for in this Order and Judgment shall be null and void; (iv) the fact of the Settlement shall not be admissible in any proceeding before any court or tribunal; (v) all proceedings in, and parties to, the Action shall revert to their status immediately

prior to the Settling Parties entry into the Stipulation, and no materials created by or received from another party that were used in, obtained during, or related to Settlement discussions shall be admissible for any purpose in any court or tribunal, or used, absent consent from the disclosing party, for any other purpose or in any other capacity, except to the extent that such materials are required to be produced during discovery in the Derivative Matters or in any other litigation; and (vi) the Settling Parties shall proceed in all respects as if the Stipulation had not been entered into by the Settling Parties.

13. Stockholders' Counsel are awarded attorneys' fees and expenses in the amount of $____________ (the "Fee and Expense Award"), which award the Court finds to be fair and reasonable, and which shall be paid to Stockholders' Counsel in accordance with the terms of the Stipulation.

14. No proceedings or Court order with respect to the Fee and Expense Award, if any, or the award to Stockholders (as set forth in paragraph 12 above) shall in any way disturb or affect this Order and Judgment (including precluding Final Approval of the Settlement or the Settlement otherwise being entitled to preclusive effect upon the satisfaction of the conditions in Section V(7) ¶ 7.1 of the Stipulation), and any such proceedings or Court order shall be considered separate from this Order and Judgment.

IT IS SO ORDERED.

DATED: _________________, 2026 __________________________________

EXHIBIT E

COMMONWEALTH OF MASSACHUSETTS

ESSEX, ss. SUPERIOR COURT DEPARTMENT

JAMES JONES, Plaintiff, v. MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, MICHAEL A. DANIELS, AND MARY LOUISE KRAKAUER, Defendants, and MERCURY SYSTEMS, INC., Nominal Defendant	CIVIL ACTION NO. 2577CV00600 **[PROPOSED] JUDGMENT**
PAULINE MCKINNON, Plaintiff, v. MARK ASLETT, MICHAEL D. RUPPERT, WILLIAM L. BALLHAUS, DAVID E. FARNSWORTH, ORLANDO P. CARVALHO, LISA S. DISBROW, BARRY R. NEARHOS, HOWARD L. LANCE, DEBORA A. PLUNKETT, GERARD J. DEMURO, SCOTT OSTFELD, ROGER A. KRONE, WILLIAM K. O'BRIEN, VINCENT VITTO, JAMES K. BASS, and MARY LOUISE KRAKAUER, Defendants, and MERCURY SYSTEMS, INC., Nominal Defendant.	CIVIL ACTION NO. 2577CV01299-A

Plaintiffs, having moved for final approval of the Settlement set forth in the Stipulation and Agreement of Settlement, dated July __, 2026, and the matter having come before the Court, on __________, 2026, having issued its Order Approving Final Settlement of Action ("Approval Order") dismissing this action with prejudice and directing the Clerk of the Court to enter this Judgment, it is

ORDERED, ADJUDGED AND DECREED:

1. This Judgment incorporates by reference the Approval Order dated __________, 2026; and

2. That for the reasons stated in, and pursuant to the terms set forth in, the Approval Order dated __________, 2026, Plaintiffs' Motion for Final Approval of Derivative Settlement is granted; accordingly, this case, and all related cases, are closed.

DATED: ________________ ______________________________